SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01 Regulation FD Disclosure.

On April 27, 2009, United Bancshares, Inc. requested to withdraw from consideration for participation in the United States Department of the Treasury (“Treasury”) Troubled Asset Relief Program Capital Purchase Program (“CPP”).  A copy of the request (Exhibit 99.1) is attached.

The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 8.01 Other Events.

On April 27, 2009, United Bancshares, Inc. requested to withdraw from consideration for participation in the United States Department of the Treasury (“Treasury”) Troubled Asset Relief Program Capital Purchase Program (“CPP”).  A copy of the request (Exhibit 99.1) is attached.

The information in this Item 8.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Request to withdraw from consideration for participation in the United States Department of the Treasury (“Treasury”) Troubled Asset Relief Program Capital Purchase Program (“CPP”) dated April 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: April 27, 2009	By: /s/Brian D. Young
Brian D. Young Executive VP, CFO & Treasurer

Exhibit 99.1

UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

April 27, 2009

Mr. Ted Schaffner

Director, Capital Purchase Program

United States Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, D.C. 20220

Re:

UST Sequence Number: 888, Application of Participation in the Troubled Asset Relief Program Capital Purchase Program Under the Emergency Economic Stabilization Act of 2008

Dear Director Schaffner:

This letter is a request to withdraw from consideration United Bancshares, Inc.’s (the “Company”) application for participation in the U.S. Department of the Treasury (“Treasury”) Troubled Asset Relief Program Capital Purchase Program (the “CPP”).

At the Company’s annual meeting of shareholders held on Wednesday, April 22, 2009, the proposal to amend the Company’s Articles of Incorporation to authorize the issuance of a new class of preferred stock did not receive the requisite vote of two-thirds of the shareholders necessary for passage.  Without this amendment, the Company is not authorized to issue the preferred stock necessary to consummate a transaction with Treasury under the CPP.  As a result, we respectfully request to withdraw the Company’s application from Treasury’s consideration.

Please do not hesitate to contact me or Brian Young at (419) 659-2141 if you have any questions regarding this request.

Respectfully,

/s/Daniel W. Schutt

Daniel W. Schutt

President & CEO

cc:

Mr. Charles A. Samuelson, Esq.

Hughes Hubbard & Reed LLP